EXHIBIT 25.1

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                                  FORM T-1

                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                    U.S. BANK TRUST NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                 13-3781471
                              (I.R.S. Employer
                            Identification No.)

    100 Wall Street, New York, NY                               10005
(Address of principal executive offices)                      (Zip Code)

                         For information, contact:
                         Thomas J. Kelly, President
                    U.S. Bank Trust National Association
                        100 Wall Street, 16th Floor
                             New York, NY 10005
                         Telephone: (212) 361-2506

                        NORFOLK SOUTHERN CORPORATION

            (Exact name of obligor as specified in its charter)

          Virginia                                     52-1188014
 (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                   Identification No.)

     Three Commercial Place
        Norfolk, Virginia                             23510-2191
(Address of principal executive offices)              (Zip Code)


                              DEBT SECURITIES


 Item 1.     General Information.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                                  Address

          Comptroller of the Currency               Washington, D. C.

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.     Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.          List of Exhibits.

      Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

      Exhibit 2.  Certificate of Authority to Commence Business for
                  First Trust of New York, National Association, now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

      Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

      Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

      Exhibit 5.  Not applicable.

      Exhibit 6.  Consent of First Trust of New York, National
                  Association, now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

      Exhibit 7.  Report of Condition of U.S. Bank Trust National
                  Association, as of the close of business on June 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.  Not applicable.

      Exhibit 9.  Not applicable.


                                 SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22 day of September, 2000.

                            U.S. BANK TRUST NATIONAL ASSOCIATION


                            By:  /s/ Patrick J. Crowley
                            --------------------------------------------
                            Patrick J. Crowley
                            Vice President


                                                                     Exhibit 7

                    U.S. Bank Trust National Association
                      Statement of Financial Condition
                              As of 6/30/2000

                                  ($000's)

Assets
         Cash and Due From Depository Institutions            $  53,918
         Federal Reserve Stock                                    3,337
         Fixed Assets                                               382
         Intangible Assets                                       58,689
         Other Assets                                             8,441
                                                               --------
                  Total Assets                                 $124,767
                                                               ========

Liabilities
         Other Liabilities                                       11,584
                                                               --------
         Total Liabilities                                       11,584

Equity
         Common and Preferred Stock                               1,000
         Surplus                                                120,932
         Undivided Profits                                       (8,749)
                                                               --------
                  Total Equity Capital                          113,183

Total Liabilities and Equity Capital                           $124,767
                                                               ========
------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:   /s/ Patrick J. Crowley
     ---------------------------------------
           Vice President

Date:  September 22, 2000